Exhibit 10.5

October 17, 2005

Matthew S. Khourie

2114 Rice Boulevard

Houston, TX 77005

Re:          Amendment to Employment Agreement

Dear Matt:

As you know, you and Trammell Crow Company (the “Company”, or “we”, or “us”) are parties to that certain employment letter agreement, dated as of September 28, 2004, (the “Employment Agreement”), which set forth the terms of your employment with us.  We and you now wish to amend and supplement the Employment Agreement in certain respects as set forth in this letter agreement (this “Amendment”).  We and you both acknowledge and agree that this Amendment is being made for good and valuable consideration, the receipt and sufficiency of which are also acknowledged.  Each capitalized term used in this Amendment and not otherwise defined herein will have the meaning given such term in the Employment Agreement.

1.             Amendment.

(a)           Section 1 of the Employment Agreement is hereby amended and restated to read in its entirety as follows:

1.             Employment Period.  Subject to the terms and provisions of this Agreement, we agree to continue to employ you, and you agree to continue to be employed by us, for a period (the “Employment Period”) commencing on the date hereof and expiring December 31, 2007; provided, that on December 31, 2007 and on each subsequent December 31, this Agreement will automatically be extended for one additional year unless, during the four month period beginning March 1 and ending July 1 immediately prior to the next scheduled extension, you or we will have given written notice (a “Non-Renewal Notice”) that the Employment Period will not be extended (a “Non-Renewal”).

2.             Employment Agreement Otherwise Unchanged.  Except as specifically amended or supplemented in this Amendment, the Employment Agreement will continue in full force and effect in accordance with its terms.

3.             Counterparts.  This Amendment may be executed (including by facsimile transmission) in any number of counterparts.

 4.            Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS OF TEXAS OR ANY OTHER JURISDICTION, AND, WHERE APPLICABLE, THE LAWS OF THE UNITED STATES.

[SIGNATURE PAGE FOLLOWS]

By signing and countersigning this Amendment in the appropriate space set forth below, we and you have agreed to be bound by the terms and conditions set forth herein, effective as of the date first written above.

Sincerely,

TRAMMELL CROW COMPANY,
a Delaware corporation

		By:	/s/ Robert E. Sulentic
		Name:	Robert E. Sulentic
		Title:	Chairman and CEO

		Address:	Trammell Crow Company
2001 Ross Avenue, Suite 3400
Dallas, Texas 75201
Attention: General Counsel
Telephone: (214) 863-3000
Fax: (214) 863-3125

ACKNOWLEDGED AND AGREED BY EXECUTIVE:

/s/ Matthew S. Khourie
Name: Matthew S. Khourie

Address:	2114 Rice Boulevard
Houston, TX 77005
Telephone: (713) 942-0308
Fax: